UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): (February 23, 2009) February 27, 2009

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Plan – Performance Goals for 2009

On February 23, 2009, the Compensation Committee of the Board of Directors of National Penn Bancshares, Inc. (“National Penn”) approved National Penn’s performance goals for Plan Year 2009 under the Executive Incentive Plan. These performance goals are filed in this Report as Exhibit 10.1 and are incorporated herein by reference.

Directors’ Fee Plan

On February 25, 2009, the Board of Directors of National Penn, based upon the recommendation of its Compensation Committee, approved an amendment to the Directors’ Fee Plan, to provide that directors’ fees to be paid in National Penn common stock or on a deferred basis in National Penn common stock will be paid or credited, as the case may be, quarterly rather than semi-annually.

The Plan, as amended, is filed in this Report as Exhibit 10.2 and is incorporated herein by reference.

Equity Awards to Executive Officers

On February 23, 2009, the Compensation Committee granted non-qualified stock options for National Penn common stock to various National Penn officers, including executive officers, under National Penn’s Long-Term Incentive Compensation Plan. This Plan was approved by National Penn’s shareholders in April, 2005. In accordance with the plan and the Committee’s action:

•	Each option has an exercise price of $6.88 per share (the closing price of National Penn common stock on February 23, 2009).
•	Each option vests (becomes exercisable) in 20 percent increments annually, beginning February 23, 2010.
•	Each option expires on March 23, 2019 if not earlier exercised, forfeited or terminated.

The following executive officers received stock options for the number of shares indicated:

•	Glenn E. Moyer, President and CEO – 30,000
•	Scott V. Fainor, Scnior Executive Vice President and COO – 20,000
•	Michael R. Reinhard, Group Executive Vice President and CFO – 12,500
•	Paul W. McGloin, Group Executive Vice President – 8,750
•	Bruce G. Kilroy, Group Executive Vice President – 8,750

The stock options described above are subject to forfeiture should National Penn or the Compensation Committee later conclude that these awards are prohibited by the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”) or the rules or guidance issued by the U.S. Treasury implementing the Recovery Act.  In addition, these options will not vest during the period during which National Penn has any obligation under the Troubled Asset Relief Program other than an obligation arising solely from the issuance of warrants to the U.S. Department of the Treasury.

Each of the above stock options will be evidenced by a Stock Option Agreement between National Penn and the option holder, in the form filed in this Report as Exhibit 10.3.

Also on February 23, 2009, the Compensation Committee awarded shares of “performance-based” restricted stock and “service-based” restricted stock to various National Penn officers, including executive officers, under National Penn’s Long-Term Incentive Compensation Plan.  As required by the Recovery Act, these shares of restricted stock will not vest during the period during which National Penn has any obligation under the Troubled Asset Relief Program other than an obligation arising solely from the issuance of warrants to the U.S. Department of the Treasury.

Shares of performance-based restricted stock will vest upon the achievement of goals related to the maintenance of strong asset quality and improving liability acquisition and costs, as measured over the 2009-2010 two-year period and the satisfaction of a three-year service requirement (unless the service requirement was not met due to death, disability, voluntary termination at age 60 or more, involuntary termination not for cause, or a change in control of Natinal Penn).   Each goal is independent of the other, relates to one-half of the total award, and utilizes a range of performance levels from “Threshold” (below which all shares would be forfeited) to “Target” to “Maximum”  (shares are granted at the "Maximum" amount, which represents 120% of the "Target" award).

The following executive officers received awards of performance-based restricted stock for the number of shares indicated:

•	Glenn E. Moyer, President and CEO – 12,000
•	Scott V. Fainor, Scnior Executive Vice President and COO – 8,004
•	Michael R. Reinhard, Group Executive Vice President and CFO – 5,004
•	Paul W. McGloin, Group Executive Vice President – 3,504
•	Bruce G. Kilroy, Group Executive Vice President – 3,504

Each of the above awards will be evidenced by a Restricted Stock Agreement between National Penn and the person receiving the award, in the form filed in this Report as Exhibit 10.4.

Shares of service-based restricted stock will vest on February 23, 2014 if the award recipient is employed by National Penn on the vesting date (unless the service requirement was not met due to death, disability, voluntary termination at age 60 or more, involuntary termination not for cause, or a change in control of National Penn).

The following executive officers received awards of service-based restricted stock for the number of shares indicated:

•	Glenn E. Moyer, President and CEO – 8,500
•	Scott V. Fainor, Scnior Executive Vice President and COO – 7,000
•	Michael R. Reinhard, Group Executive Vice President and CFO –2,500
•	Paul W. McGloin, Group Executive Vice President – 2,500
•	Bruce G. Kilroy, Group Executive Vice President – 2,500

Each of the above awards will be evidenced by a Restricted Stock Agreement between National Penn and the person receiving the award, in the form filed in this Report as Exhibit 10.5.

Section 8 – Other Events

Item 8.01   Other Events

The Annual Meeting of Shareholders of National Penn has been scheduled for Tuesday, April 21, 2009 at 9:30 a.m. at the Holiday Inn, 7736 Adrienne Drive, Breinigsville Pennsylvania.

Non-Employee Directors’ Compensation - 2009

On February 25, 2009, the Board of Directors of National Penn, based upon the recommendation of its Compensation Committee, approved, effective January 1, 2009, cash directors’ fees for non-employee directors of National Penn and its subsidiaries.  The cash directors' fees were substantially unchanged from 2008 levels.  A schedule of these fees is included in this Report as Exhibit 10.6 and is incorporated herein by reference.

Under National Penn’s Directors’ Fee Plan, as amended, an individual may, in lieu of cash payment of directors’ fees, elect to receive such fees currently in National Penn common stock or on a deferred basis in either National Penn common stock or cash with interest.

Director Equity Compensation Awards

On February 23, 2009, the Compensation Committee of the Board of Directors of National Penn made equity compensation awards to each non-employee director of National Penn, National Penn Bank, or Christiana Bank & Trust Company, under National Penn’s Long-Term Incentive Compensation Plan (the “Plan”). The Plan was approved by shareholders at the annual meeting of shareholders on April 25, 2005.

National Penn non-employee directors receiving equity compensation awards were Thomas A. Beaver, J. Ralph Borneman, Jr., Robert L. Byers, Jeffrey P. Feather, Donna D. Holton, Thomas L. Kennedy, Patricia L. Langiotti, Christian F. Martin IV, Molly K. Morrison, Natalye Paquin, R. Chadwick Paul, Jr., Robert E. Rigg, C. Robert Roth and Wayne W. Weidner. National Penn Bank directors receiving equity compensation awards were Albert H. Kramer, Frederick P. Krott, Samuel J. Malizia, D. Michael Taylor, Leslie K. Witmer and Stratton D. Yatron.  Christiana Bank & Trust Company directors receiving equity compensation awards were:  W. Timothy Cashman II, John W. Field, Peter H. Flint,    M. Constance B. Greeley, John A. Herdeg, Joseph W. Janssen, Jr., Alexander v.d. Luft, Bruce L. Marra, John J. Nesbitt III and Christopher S. Patterson.

Each National Penn non-employee director (as identified above) received an award of 4,000 “restricted stock units” (“RSUs”) issued under the Plan.  The time period restriction will lapse on the earlier of February 23, 2012 or the date on which the director leaves the Board on which he or she serves.

Each National Penn Bank and Christiana Bank & Trust Company non-employee director (as identified above) received equity compensation awards identical to those made to the National Penn non-employee directors except in amount (1,000 shares of restricted stock units).

Each of the above RSU awards will be evidenced by a written agreement between National Penn and the individual receiving the award in the form filed in this Report as Exhibit 10.7.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)       Exhibits.

10.1	Executive Incentive Plan - Performance Goals - Plan Year 2009.
10.2	Directors’ Fee Plan, as amended.
10.3	Form of Stock Option Agreement.
10.4	Form of Performance-Based Restricted Stock Agreement.
10.5	Form of Service-Based Restricted Stock Agreement.
10.6	Directors’ Fee Schedule.
10.7	Form of Non-Employee Directors Restricted Stock Unit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	February 27, 2009	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX
        Exhibit               Description

10.1	Executive Incentive Plan - Performance Goals - Plan Year 2009.
10.2	Directors’ Fee Plan, as amended.
10.3	Form of Stock Option Agreement.
10.4	Form of Performance-Based Restricted Stock Agreement.
10.5	Form of Service-Based Restricted Stock Agreement.
10.6	Directors’ Fee Schedule.
10.7	Form of Non-Employee Directors Restricted Stock Unit Agreement.